DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's
Statement of Additional Information
dated December 31, 2002
(as amended May 1, 2003)

The following replaces the third paragraph under "DIVIDENDS, DISTRIBUTIONS AND TAXES" on page 64 of the Statement of Additional Information:

Dividends, if any, are declared each day the Delaware Diversified Income Fund is open and paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the prior business day. Capital gains, if any, may be paid annually.

This supplement is dated June 16, 2003.